                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: OCTOBER 9, 2002



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                        0-27331                 88-0348835
(STATE OR OTHER            (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On October 9, 2002, FindWhat.com, a Nevada corporation, issued a press release regarding 2003 financial guidance, announcing that it expects to meet or exceed its third quarter guidance and that it will announce third quarter earnings on October 21st. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7. EXHIBITS.

         (c) Exhibits.

         Exhibit No.        Description

                 99 Press Release, dated October 8, 2002, entitled "FINDWHAT.COM RELEASES 2003 FINANCIAL GUIDANCE, EXPECTS TO MEET OR EXCEED ITS THIRD QUARTER GUIDANCE AND WILL ANNOUNCE THIRD QUARTER EARNINGS ON OCTOBER 21st ."


                                          FINDWHAT.COM


Date:  October 9, 2002                    By:   /s/ Phillip R. Thune
                                             -----------------------------------
                                                Chief Operating Officer and
                                                Chief Financial Officer










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